EXHIBIT 10.1 (v)

Eyecity.com, Inc., 79 Express Street, Plainview, NY 11803
Phone:  516-822-5000 Fax: 516-822-5520

                                                                    June 1, 2000
James J. Armenakis
65 Bleecker Street
New York, NY  10012

                      AMENDMENT NO. 2 TO FINDERS AGREEMENT

Dear Jim:

This will constitute and confirm our amendment to the Finders Agreement dated March 16, 1999 (the "Finders Agreement") as amended on December 29, 1999 for James J. Armenakis (the "Armenakis") to act as a finder for Eyecity.com, Inc. (the "Company"), in accordance with the terms, provisions and conditions of the Finders Agreement.

1.    Section 2 shall be amended to read as follows:

      "As full and complete compensation for Armenakis' services rendered hereunder, commencing January 1, 2000, Armenakis shall have the compensation due under this Finders Agreement payable in cash, Company Stock (the "Shares") and Company Warrants (the "Warrants") as follows: (i) fifteen (15%) percent of the funds invested on an equity basis payable in cash, (ii) ten (10%) percent of all Shares issued; and (iii) ten (10%) percent of all Warrants issued, by the Company under this Agreement."

2.    Section 3 amended to read as follows:

      "Finder covenants and agrees that the Shares of the Company's Common Stock which Armenakis is acquiring pursuant to this Agreement are being acquired by Armenakis, for his own account for investment only and not with a view to the distribution of all or any part thereof, as the phrases "investment only" and "distribution" have meaning under the Securities Act of 1933, as amended, (the "Act"), or for the sale in connection any distribution, and that such Shares will not be transferred except in accordance with the registration requirements of the Act or as applicable. Finder understands that under existing law (i) all of the Shares may be required to be held indefinitely, unless a Registration Statement is effective and current with respect to the Shares under the Act or an exemption from such registration is available, (ii) any sales of the Shares in reliance upon Rule 144


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                                                                EXHIBIT 10.1 (v)

      promulgated under the Act may be made only in amounts in accordance with the terms and conditions of the Rule, and (iii) in the case of securities to which that Rule is not applicable and which are not registered, compliance with Regulations promulgated under the Act or some other disclosure exemption will be required. The Shares will be authorized but unissued shares of the Common Stock, $.001 par value per share, of the Company, and Armenakis agrees to sign an Investment Letter for all Shares issued to him under this Agreement, or if Armenakis has the Stock issued to a third party, said third party shall sign an Investment Letter.

      Armenakis covenants and agrees that the certificates representing such Shares shall contain the following legend, or one similar thereto;

            "THE SHARES REPRESENTED BY THIS CRTIFICATE WERE ACQUIRED FOR INVESTMENT ANDHAVE NOT BEENREGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"). NO SALE, OFFER TO SELL OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR AN OPINION OF COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQURIED UNDER THE ACT."

3. All other terms and conditions of the Finders Agreement remain in full force and effect.

If the foregoing is in accordance with your understanding, will you kindly signify same by signing this Finders Agreement Amendment in the space provided below.

                                                   Sincerely,
Agreed and Accepted                                EYECITY.COM, INC.
as of the above date


/s/ James J. Armenakis                             /s/ Mark H. Levin
----------------------                             -----------------------------
James J. Armenakis                                 Mark H. Levin
                                                   President